AFL-CIO Housing Investment Trust
Helping Build Boston - The Union Way April 2018

The AFL-CIO Housing Investment Trust builds on over 30 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

The Boston area is a strong market for the HIT. Since inception, the HIT has invested $468 million in 30 projects with total development investment of $1.2 billion. These projects have built or preserved over 3,675 housing units and created an estimated 10.3. million hours of union construction work.*

Economic and Fiscal Impacts of the HIT-Financed Projects in Boston
In 2017 Dollars, Since Inception*

$2.1B total economic benefits

$800.5M personal income

11,350 total jobs across industry segments

5,070 union construction jobs, 10.3M hours of work

$61.9M state and local tax revenue generated

Franklin Square Apartments: The HIT provided $47.3 million of funding for the substantial rehabilitation to the 193-unit, Franklin Square Apartments., creating an estimated 78 union construction jobs.

Charlesview Apartments: The HIT provided $58.2 million in funding for the $152.0 million new construction of the 240, all affordable housing units, Charlesview Apartments project, creating an estimated 746 union construction jobs.

* Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT and subsidiary Building America project data. Data current as of March 31, 2018. Since inception dates from 1984-1Q 2018.

Projects in Boston in the Last 10 Years 2008-1Q 2018

In the past 10 years, the HIT, together with its subsidiary Building America, has invested $373 million in 12 projects with a total development investment of $972 million in Boston. These projects are creating an estimated 6.8 million hours of union construction work.*

Project	Location	Units	HIT Investment	TDC	Union Jobs*
Franklin Park Apartments	Boston	220	$25,672,000	$34,000,000	224
Old Colony Phase 1	Boston	116	$26,700,000	$56,844,708	288
Washington Beech	Boston	56	$13,500,000	$25,517,516	129
225 Centre Street**	Boston	103	$9,915,000	$53,160,520	261
Charlesview Apartments	Boston	240	$58,200,000	$152,000,000	746
Blackstone Apartments	Boston	145	$42,804,660	$72,800,962	70
Dudley Municipal Center	Boston	175,000 (SF)	—	$115,853,503	600
(Non-residential)**
Franklin Square Apartments	Boston	193	$47,330,000	$75,462,270	78
Old Colony Phase 2A	Boston	45	$12,435,000	$22,211,272	104
Old Colony Phase 2B	Boston	84	$21,050,000	$39,236,796	185
Georgetowne Homes One	Boston	601	$70,392,000	$201,565,948	395
Georgetowne Homes Two	Boston	366	$45,456,000	$123,637,753	248
TOTAL (LAST 10 YEARS - 2008-1Q 2018)		2,169	$373,454,660	$972,291,248	3,328

* Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT and subsidiary Building America project data. Data current as of March 31, 2018.

** Building America, a subsidiary of the HIT, provided financing for the following projects through the allocation of New Markets Tax Credits: for Dudley Municipal Center, $7.5 million and for 225 Centre Street, $5.5 million.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331- 8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

APRIL 2018